UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 695-0677

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2023, Lyell Immunopharma, Inc. (the “Company”) virtually held its 2023 annual meeting of stockholders (the “Annual Meeting”). Present at the beginning of the Annual Meeting via remote communication or by proxy were the holders of 187,850,683 shares of common stock of the Company, representing 75.25% of the 249,609,247 shares of common stock outstanding as of the close of business on April 18, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each matter.

1.	To elect the following three Class II directors to hold office until the Company’s 2026 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Total
Richard Klausner, M.D.	150,646,318	3,290,081	33,914,284	187,850,683
Otis Brawley, M.D.	143,059,192	10,877,207	33,914,284	187,850,683
William Rieflin	150,032,005	3,904,394	33,914,284	187,850,683

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Total
187,794,458	16,913	39,312	187,850,683

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
131,476,834	3,278,721	19,180,844	33,914,284	187,850,683

4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes to approve the compensation of the Company’s named executive officers. The voting results were as follows:

Vote For Every One Year	Vote For Every Two Years	Vote For Every Three Years	Abstentions	Broker Non-Votes	Total
142,962,684	695	33,332	10,939,688	33,914,284	187,850,683

In light of the outcome of the stockholder vote and other relevant factors, on June 19, 2023, the Company’s Board of Directors adopted a resolution providing that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers on an annual basis. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is required to occur no later than the Company’s Annual Meeting of Stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: June 21, 2023	By:	/s/ Charles Newton
Charles Newton
Chief Financial Officer